UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: November 9, 2006

(Date of earliest event reported)

Grande Communications Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware		74-3005133
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

401 Carlson Circle, San Marcos, TX	78666
(Address of principal executive offices)	(Zip Code)

(512) 878-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction a.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Form 8-K/A amends the Current Report on Form 8-K of Grande Communications Holdings, Inc. (“Grande”) filed with the Securities and Exchange Commission on November 9, 2006 (the “Original Form 8-K”). The Original Form 8-K is hereby amended to correct an erroneous reference to a toll-free phone number on page four of the press release furnished as Exhibit 99 to the Original Form 8-K. The corrected press release is attached as Exhibit 99 hereto.

Item 2.02. Results of Operations and Financial Condition.

On November 9, 2006, Grande issued a press release announcing its results for the quarter ended September 30, 2006. The full text of the press release issued in connection with the announcement is attached as Exhibit No. 99 to this Current Report on Form 8-K/A. The press release contains forward-looking statements regarding Grande and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

The information in this Current Report on Form 8-K/A, and the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is filed as a part of this report:

Exhibit No.	Description of Exhibit
99	Press Release dated November 9, 2006, announcing, among other things, quarter ended September 30, 2006 results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANDE COMMUNICATIONS HOLDINGS, INC.

Date: November 10, 2006	By:	/s/ Michael Wilfley
Michael Wilfley
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99	Press Release dated November 9, 2006, announcing, among other things, quarter ended September 30, 2006 results.